UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2010

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

40 East 52ndStreet
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 20, 2010, BlackRock Kelso Capital Corporation (the “Company”) entered into an amendment to its $545 million senior secured, multi-currency credit facility (the “Facility”). The amendment extends through December 6, 2013 certain existing lenders’ commitments totaling $300 million, consisting of $200 million of revolving loan commitments and $100 million of term loan commitments.  Subsequent to the amendment becoming effective, the Company received a binding commitment from a new lender of $50 million, subject to definitive documentation.  The addition of this revolving credit commitment would bring the total commitments that extend through December 2013 to $350 million.  Non-extending lender commitments of $245 million, consisting of $200 million of revolving loan commitments and $45 million of term loan commitments, mature on December 6, 2010 unless they are extended prior to that date.  Pricing for outstanding borrowings made by non-extending lenders will remain at LIBOR plus 0.875% with respect to revolving loans and LIBOR plus 1.50% with respect to term loans. The pricing for outstanding borrowings made by extending lenders and the new lender is reset to LIBOR plus an applicable spread of either 3.00% or 3.25% for revolving loans, based on a pricing grid depending on the Company’s credit rating, and LIBOR plus 3.00% for term loans.  The Facility does not contain a LIBOR floor requirement.  The Facility includes an “accordion” feature that allows the Company, under certain circumstances, to increase the size of the Facility from its current level by up to an additional $300 million of revolving loan commitments and $250 million of term loan commitments.  The Company expects to approach other new lenders to solicit additional commitments to the Facility.  Terms used herein and not otherwise defined shall have the meanings set forth in the amended Facility.

The description above is only a summary of the material amendment provisions of the Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Facility, as amended, which is attached hereto as Exhibit 10.1.

ITEM 7.01.       REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on April 26, 2010 announcing the amendment of the Facility.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

 ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1
Amendment No. 1, dated as of April 20, 2010, among BlackRock Kelso Capital Corporation, the Lenders party thereto, the Assuming Lenders party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent

99.1	Press Release of BlackRock Kelso Capital Corporation, dated April 26, 2010

Forward-Looking Statements

Statements included herein may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees of future performance or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission.  The Company undertakes no duty to update any forward looking statements made herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: April 26, 2010	By:	/s/ Frank D. Gordon
Name: Frank D. Gordon
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment No. 1, dated as of April 20, 2010, among BlackRock Kelso Capital Corporation, the Lenders party thereto, the Assuming Lenders party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent

99.1	Press Release of BlackRock Kelso Capital Corporation, dated April 26, 2010